PROSPECTUS

9,250,000 Shares
Enhanced S&P 500® Covered Call Fund Inc.
Common Stock
$20.00 per Share

Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund has an interval fund structure pursuant to which the Fund will, subject to Maryland law, conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. The Fund’s investment objective is to seek leveraged returns on the CBOE S&P 500® BuyWrite IndexSM (the “BXM Index”), less fees and expenses. The Fund will seek to employ leverage to increase the volatility of the Fund’s investment portfolio to approximate the volatility of the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500® Index” or the “Index”), subject to the limitation that the amount of leverage employed by the Fund is not expected to exceed 60% of the Fund’s net assets. The BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the S&P 500® Index, weighted in the same proportions as the S&P 500® Index, and writing (selling) one-month call options on the S&P 500® Index. The Fund will pursue its investment objective principally through a two part strategy. First, the Fund will use the proceeds of this offering to (i) purchase all of the common stocks included in the S&P 500® Index weighted in the same proportions as the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise the Index, and (ii) write (sell) one-month call options on the S&P 500® Index (“Written Options”) each calendar month during the term of the Fund. Second, on an approximately annual basis the Fund will enter into swap contracts on the BXM Index that are intended to provide the Fund with leveraged exposure to the return of the BXM Index. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

This prospectus relates to the offering of securities of the Fund, for which the Fund has applied for listing on the New York Stock Exchange, Inc. (“NYSE”) under the ticker symbol “BEO.”

Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

Investing in the Fund involves certain risks. The Fund, by writing call options on the S&P 500® Index, will forego the opportunity to benefit from potential increases in the value of the Index, but will continue to bear the risk of declines in the value of the investments purchased to track the performance of the Index. The use of leverage will magnify the effects of changes in the value of the Fund, make the Fund more volatile, and cause investors in the Fund to lose more money in adverse environments. The Fund’s investment strategy involves the use of written call options, swap contracts and other derivatives that involve risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these instruments.

Investing in the Fund’s shares involves certain risks. See “Risk Factors and Special Considerations” on page 20 of this prospectus.

	Per Share	Total (3)
Public offering price	$20.00	$185,000,000
Sales load (1)	$.90	$8,325,000
Proceeds, before expenses, to the Fund (2)	$19.10	$176,675,000

(1)	The Fund has agreed to pay its underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” on page 53 of this prospectus.
(2)	The Fund’s adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $370,000.
(3)	The underwriters have an option to purchase up to an additional 1,387,500 shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and proceeds, before expenses, to the Fund will be $212,750,000, $9,573,750, $425,500, and $203,176,250, respectively. See “Underwriting” on page 53 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.

The shares will be ready for delivery on or about September 30, 2005.

Merrill Lynch & Co.

Advest, Inc.	Ferris, Baker Watts Incorporated	HSBC

Ladenburg Thalmann & Co. Inc.		RBC Capital Markets

Stifel, Nicolaus & Company Incorporated		Wells Fargo Securities

The date of this prospectus is September 27, 2005.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. “BXM” is a trademark of the Chicago Board Options Exchange, Incorporated (“CBOE”). These marks have been licensed for use by IQ Investment Advisors LLC and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® or the CBOE, and neither Standard & Poor’s® nor the CBOE makes any representation regarding the advisability of investing in the Fund.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

Information about the Fund can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Room of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this prospectus relating to Enhanced S&P 500® Covered Call Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund has an interval fund structure pursuant to which the Fund will, subject to Maryland law, conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. Please see “Annual Repurchases of Securities” on page 28 of this prospectus. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s termination date is on or about October 21, 2010. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company.

The Offering

The Fund is offering 9,250,000 shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional 1,387,500 shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

Investment Objective

The Fund’s investment objective is to seek leveraged returns on the CBOE S&P 500® BuyWrite IndexSM (the “BXM Index”), less fees and expenses. The Fund will seek to employ leverage to increase the volatility of the Fund’s investment portfolio to approximate the volatility of the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500® Index” or the “Index”), subject to the limitation that the amount of leverage employed by the Fund is not expected to exceed 60% of the Fund’s net assets. The BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the S&P 500® Index, weighted in the same proportions as the S&P 500® Index (the “S&P 500® Index Stocks”), and writing (selling) one-month call options on the S&P 500® Index.

There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy

General.    The Fund will pursue its investment objective principally through a two part strategy. First, the Fund will use the proceeds of this offering to (i) purchase all of the common stocks included in the S&P 500® Index weighted in the same proportions as the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise the Index, and (ii) write (sell) one-month call options on the S&P 500® Index (“Written Options”) each calendar month during the term of the Fund. Second, on an approximately annual basis the Fund will enter into swap contracts on the BXM Index that are intended to provide the Fund with leveraged exposure to the return of the BXM Index. The Fund expects to enter into swap contracts with at least two counterparties and only with counterparties that are rated A3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or A- or better by Standard and Poors® (“S&P”) (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. Please refer to “Investment Strategy—About Swap Contracts” on page 18 of this prospectus for more information about the Fund’s use of swap contracts.

Although the Fund intends to seek leveraged exposure to the BXM Index through swap contracts, the Fund may in the future seek to obtain such leveraged exposure through other types of transactions, including futures, options, and forward contracts on the S&P 500® Index (these transactions, including swap contracts on the S&P 500® Index, are collectively referred to as “Leveraging Transactions”), subject to the requirements of the Investment Company Act.

Written Options.    The first part of the Fund’s investment strategy involves the Fund’s writing the Written Options each calendar month during the term of the Fund. The Written Options will have an aggregate “notional amount” approximately equal to the sum of the then net asset value of the Fund’s stock portfolio. The Written Options that the Fund writes in any month will have a strike price equal to the then prevailing level of the S&P 500® Index or at the next highest available strike price and will expire in the next calendar month.

By writing a call option on the S&P 500® Index, the Fund receives cash premiums from the purchaser of the option. In exchange, the Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the S&P 500® Index over the strike price on the expiration date of the Written Option.

While the Fund will receive premiums from the Written Options, by writing a covered call option, the Fund gives up any potential increase in value of the S&P 500® Index above the strike price specified in a Written Option through the expiration date of the option.

Leveraging Transactions.    The second part of the Fund’s investment strategy involves engaging in Leveraging Transactions in a manner designed to provide leveraged exposure to the return of the BXM Index. The Leveraging Transactions will enable the Fund to potentially outperform the BXM Index (less fees and expenses) when the performance of the BXM Index is positive. The Fund will underperform the BXM Index when the Index’s performance is negative or insufficient to compensate for the fees and expenses of the Fund (including the costs inherent in the Leveraged Transactions themselves). Please refer to “Risk Factors and Special Considerations—Principal Risks—Risk of Leverage” on page 20 of this prospectus.

The amount of leverage the Fund seeks to employ will be determined by the Fund’s subadviser. This determination will generally be made on an annual basis, but may be evaluated, and modified, more frequently. The goal in determining the amount of leverage that the Fund will use is to increase the volatility of the Fund’s returns (taking into account the Written Options described above, which otherwise reduce the volatility of the Fund’s returns) such that they replicate approximately the volatility of the S&P 500® Index. Historically, beginning in June 1, 1988 (the inception of the BXM Index) and ending in December 2004, using year-end annual observations, the volatility of the S&P 500® Index has generally fluctuated between 140% and 150% of the volatility of the BXM Index. The Fund normally will employ leverage sufficient to seek to replicate approximately this level of volatility of returns until the subadviser next measures the volatility of the S&P 500® Index. Please refer to “Risk Factors and Special Considerations—Principal Risks—Equity Securities Risk” on page 20 of this prospectus.

In its first year of operations, it is expected that the amount of leverage employed by the Fund through the Leveraging Transactions will be between 45% and 50% of the Fund’s net assets. Over the life of the Fund, the amount of leverage employed by the Fund is not expected to exceed 60% of the Fund’s net assets. The use of Leveraging Transactions will require the Fund to segregate assets in an amount equal to the Fund’s exposure created by the Leveraging Transactions, and the segregated assets may not be used for other operational purposes. For example, in the case of a swap contract, which is marked to market daily, this amount will equal the Fund’s net obligations, if any, under the swap contract.

Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in common stocks of companies that comprise the S&P 500® Index (or other investments, such as S&P 500® Index futures contracts, that have economic characteristics similar to the securities that comprise that Index). In addition, under normal circumstances at least 80% of the Fund’s net assets (including the proceeds of any borrowings) will be subject to Written Options. These 80% policies are not fundamental policies and therefore may be changed without your approval. However, we will not change or modify these policies unless we provide you with at least 60 days’ prior written notice.

The Fund anticipates that it will take up to approximately one month to invest the net proceeds of this offering in accordance with the Fund’s investment strategy described above.

Who Should Invest. The Fund is designed for investors who believe that the performance of the S&P 500® Index generally will be flat to moderately positive over the next five years. Because the potential exposure to appreciation in the Index is limited by the Written Options, a stockholder will not participate in any return on the Index if the return exceeds the strike price of any option written in that month. Conversely, Fund stockholders will generally experience negative returns (plus fees and expenses) if the S&P 500® Index declines in any month. While such negative returns will be reduced to some extent by the premium income that the Fund receives from the Written Options, the use of leverage will cause investors to lose more money in adverse environments than would have been the case without leverage.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. Please refer to the “Investment Strategy” and “Investment Restrictions” sections on pages 16 and 27 of this prospectus, respectively, for more information about the Fund’s investment strategy.

Summary of Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investment program as anticipated.

Equity Securities Risk.    A principal part of the Fund’s investment strategy involves investing in the common stocks included in the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. The value of these investments will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments, and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the S&P 500® Index is declining, the net asset value of the Fund’s shares is expected to decrease.

Risk of Leverage.    The leveraged exposure created by the Fund’s use of Leveraging Transactions presents special risks not associated with funds that do not use leverage and that have a similar investment objective and policies, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund’s common stock. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage will magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage will cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage.

There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage will require the Fund to segregate assets to cover its exposure (or, if the Fund borrows money, to maintain asset coverage in conformity with the Investment Company Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell the assets.

Swap Contract Risk.    The Fund seeks to achieve leveraged returns primarily through swap contracts on the BXM Index. In addition to the risk of leverage, swap contracts are subject to risk related to the creditworthiness of the counterparty to the swap contract. In order to mitigate this risk, it is expected that the Fund will enter into swap contracts with at least two counterparties and only with counterparties that are rated A3 or better by Moody’s or A- or better by S&P (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. If there is a default by a counterparty to the swap contract, the Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period, if any. The Fund will have contractual remedies pursuant to the swap contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap contracts or to realize amounts to be received under such contracts.

Risk of Writing Call Options.    A principal part of the Fund’s investment strategy involves writing (selling) call options on the S&P 500® Index. This part of the Fund’s strategy subjects the Fund to certain additional risks. The Fund, by writing call options on the S&P 500® Index each month, will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index Stocks (and that are held in the Fund’s portfolio) above the strike prices of the Written Options, but will continue to bear the risk of declines in the value of its common stock portfolio. The premium received from the Written Options may not be sufficient to offset any losses sustained from the volatility of the Fund’s S&P 500® Index Stocks over time.

The Fund will write (sell) options that are traded on national securities exchanges, such as the CBOE. Exchanges may suspend trading of options or futures contracts in volatile markets. If trading is suspended, the Fund may be unable to write (sell) options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective.

The Fund may vary slightly the times during each calendar month when it writes call options if the subadviser believes it is in the best interest of the Fund to do so. Varying the timing of when the Fund will write options may not have the intended effect and the Fund may sustain losses.

If the Fund is required to sell investments from its portfolio to make cash settlement on any Written Options that are exercised, such sales may occur at inopportune times, and the Fund will incur transaction costs that increase its expenses.

Strategy Risk.    The Fund’s investment adviser, IQ Investment Advisors LLC (the “Adviser”), and the Fund’s subadviser anticipate that the Fund’s common stock holdings will replicate the S&P 500® Index and therefore will remain the same until the S&P 500® Index is rebalanced or otherwise changed by the index sponsor, despite any adverse or positive developments concerning a particular issuer, an industry, the economy or the stock market generally. Because the Fund will adjust its portfolio holdings only in response to changes in the S&P 500® Index, the Fund will sell investments without regard to their performance. In addition, because the Fund will purchase and sell its common stock holdings to reflect the composition of the S&P 500® Index, the Fund may be required to sell certain of its better performing investments and replace them with investments that do not have similar or favorable historical price performance.

An investment in the Fund is not the same as an investment linked to the performance of the S&P 500® Index or the stocks underlying the S&P 500® Index. Each Written Option eliminates the Fund’s participation in the appreciation of the S&P 500® Index above the strike price of that call option. Consequently, the Fund will not participate in any appreciation of the S&P 500® Index above the strike price as would an investment linked directly to the S&P 500® Index or a direct investment in the stocks underlying the S&P 500® Index. In general, if the value of the S&P 500® Index increases above the strike price of a Written Option by an amount that exceeds the premium received by the Fund from the sale of the option, the value of a stockholder’s investment in the Fund will be less than the value of a direct investment of the same amount in the S&P 500® Index. While a Written Option will operate to eliminate the Fund’s participation in any increase in the value of the S&P 500® Index above the strike price of that call option, the Fund’s exposure to any decline in the value of the S&P 500® Index will not be limited.

At certain times, with respect to the Fund’s investment in S&P 500® Index Stocks, the Fund may be unable to purchase or hold all of these stocks or hold the stocks in the same proportions as the S&P 500® Index, such as when the S&P 500® Index is rebalanced, or when the Fund needs to sell securities in order to pay its fees and expenses, to make distributions to its stockholders, or for other fund management purposes. In such instances, the Fund may (but is not required to) use derivatives, such as S&P 500® Index futures contracts or swaps, in strategies intended to simulate full investment in the S&P 500® Index Stocks. If these alternative strategies are used, the Fund may not receive the dividends (if any) from the companies in the S&P 500® Index.

General Risks Related to Derivatives.    The Fund’s investment strategy involves the use of the Written Options and swap contracts. The Fund may use other types of derivatives such as futures and forward contracts, when deemed appropriate by the subadviser to pursue the Fund’s investment strategy. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Borrowing and Debt Risk.    While it is not presently the intention of the Fund to borrow for investment purposes, the Fund may borrow money from banks or through reverse repurchase agreements, for leverage or for temporary or emergency non-investment purposes, but not in excess of 33 1/3% of the Fund’s total assets. The costs associated with such borrowings may reduce the Fund’s returns. The issuance of debt securities by the Fund would involve offering expenses and other costs. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for distributions on common stock. In addition, borrowings pursuant to credit agreements may result in the Fund being subject to certain covenants, such as those relating to asset coverage and portfolio composition, which may affect the Fund’s ability to pay distributions on common stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings.

Temporary Defensive Positions.    The Fund will seek to invest in accordance with its investment objective at all times and will not adopt a temporary defensive position to hedge against adverse market conditions.

Semi-Annual Distribution Policy.    The Fund intends to pay a semi-annual distribution of at least approximately 5.5% of the initial public offering price of the Fund’s shares (for a total of at least 11% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. Because the Fund expects to commence its investment operations on or about September 30, 2005, the aggregate semi-annual distributions made during the Fund’s first calendar year of operations are expected to be less than 11% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a semi-annual distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations” on pages 42 and 43, respectively, of this prospectus.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Annual Repurchase of Securities.    The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the New York Stock Exchange, Inc. (“NYSE”), and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence.

Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund’s returns. See “Risk Factors and Special Considerations—Principal Risks—Annual Repurchase of Securities” on page 23 of this prospectus.

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations” on page 20 of this prospectus.

Listing of Shares	The Fund has applied to list its shares on the NYSE under the ticker symbol “BEO” and will be required to meet the NYSE’s continued listing requirements.

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. Any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-five percent of the directors will not be “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has designed the investment strategy for the Fund and has oversight responsibility for the implementation of the strategy by the subadviser (as described below under “Subadviser”). In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of .90% of the Fund’s average daily net assets plus any borrowings for investment purposes, but excluding any net assets attributable to Leveraging Transactions (the “Management Fee”). In addition, the Adviser will compensate the Subadviser. The Adviser is recently formed and has a limited operating history.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 35 countries and private client assets of approximately $1.5 trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with PEA Capital LLC (the “Subadviser” and, together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a limited liability company organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of .40% of the Fund’s average daily net assets plus any borrowings for investment purposes, but excluding any net assets attributable to Leveraging Transactions.

Distributions

The Fund intends to pay a semi-annual distribution of at least approximately 5.5% of the initial public offering price of the Fund’s shares (for a total of at least 11% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. Because the Fund expects to commence its investment operations on or about September 30, 2005, the aggregate semi-annual distributions made during the Fund’s first calendar year of operations are expected to be less than 11% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a semi-annual distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund does not expect to rely on the use of leverage in generating proceeds for its semi-annual distributions. The Fund may also pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations” on pages 42 and 43, respectively, of this prospectus.

The Fund, along with other closed-end registered investment companies advised by the Adviser and its affiliates, has applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. If the order is granted, the Fund’s Board of Directors, at its discretion, may consider whether it is in the best interests of the Fund and its stockholders to increase the frequency of the Fund’s distributions (e.g., to monthly or quarterly). No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to increase the frequency of the Fund’s distributions.

Annual Repurchase of Securities

The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act, and the Fund’s Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The Fund intends to fund repurchase offers from legally available funds by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer approximately 12 to 13 months after the Fund commences operations. In addition, the Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. See “Annual Repurchases of Securities” on page 28 of this prospectus for more information.

Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns. See “U.S. Federal Income Tax Considerations—Sale or Exchange of Fund Shares” on page 44 of this prospectus for certain tax consequences of a repurchase of shares of common stock by the Fund.

Tax Aspects

The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and net realized capital gains, if any, to its stockholders at least annually. As described under “Distributions” above, the Fund intends to pay a semi-annual distribution of at least approximately 5.5% of the initial public offering price of the Fund’s shares (for a total of at least 11% of the initial public offering price for any given full calendar year), subject to the discretion of the Fund’s Board of Directors out of assets legally available for these distributions. In addition, the Fund will make an additional distribution at the end of the year, if necessary, to satisfy its distribution requirements for U.S. federal income tax purposes.

Although it is not entirely clear, it is expected that the Fund’s ownership of the S&P 500® Index Stocks and the Fund’s sale of the Written Options will constitute a “straddle” for U.S. federal income tax purposes. The Fund intends to elect to identify its ownership of the S&P 500® Index Stocks and its sale of the Written Options as positions in an “identified mixed straddle” under Section 1092(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”), and, thereby, net the capital gain or loss attributable to the offsetting positions. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the Written Options, and all short-term capital gain or loss if attributable to the S&P 500® Index Stocks. Distributions that are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, generally will be taxable to the stockholders as ordinary income distributions. Distributions made from an excess of net long-term capital gains over net short-term capital losses will be taxable to the stockholders as capital gains dividends.

Because of the Fund’s sale of the Written Options, it is expected that the Fund will not satisfy the holding period requirements for qualified dividend treatment regardless of the period of its actual ownership of the S&P 500® Index Stocks. Accordingly, distributions in respect of dividends, if any, received by the Fund with respect to the S&P 500® Index Stocks generally will be taxable to the stockholders as ordinary income distributions and will not constitute qualified dividend income.

Please refer to “U.S. Federal Income Tax Considerations” on page 43 of this prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund. You should consult your own tax advisors on any potential state or local income tax effects of an investment in the Fund.

Anti-takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities” on page 56 of this prospectus.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders, may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan” on page 46 of this prospectus.

Conflicts of Interest

The investment activities of the Adviser, the Subadviser, MLPFS and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser or Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund. See “Conflicts of Interest” on page 47 of this prospectus.

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:
Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	.20%
Dividend Reinvestment Plan Fees	None (2)
Repurchase Fee (as a percentage of repurchase proceeds)(3)	2.00%

Annual Fund Expenses (as a percentage of net assets attributable to shares of common stock):

Management Fee(4)	.90%
Other Expenses(5)	.21%

Total Annual Expenses	1.11%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $.04 per share (.20% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (subject to the next sentence) exceed $.04 per share of common stock (.20% of the offering price). In determining the costs to be paid by the Adviser, the sales load is excluded, but the $.00667 per share partial reimbursement of expenses to the underwriters is included. Based on an estimated asset size of 9,250,000 shares of common stock ($185,000,000), offering costs are estimated at approximately $484,791, of which the Adviser will pay approximately $114,791 and the Fund will pay approximately $370,000. If the Fund issues more than the assumed 9,250,000 shares of common stock, or if the Fund’s offering expenses are less than currently estimated, however, the amount of the Fund’s offering costs paid by the Adviser is expected to decrease and may be zero. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.
(2)	You will pay brokerage charges if you direct the plan agent to sell your shares held in a dividend reinvestment account.
(3)	The Fund may deduct from the repurchase proceeds a repurchase fee, not to exceed 2% of the proceeds, that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.
(4)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser. See “Investment Advisory and Management Arrangements” on page 34 of this prospectus.
(5)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Example:

An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $2.00 on a $1,000 investment, assuming total annual expenses of 1.11%) and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years*
$58	$81	$105	$176

*	The Fund has an expected termination date of October 21, 2010, and accordingly, it is not expected to be in existence for ten years.

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately 9,250,000 shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to shares of common stock. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”) is a corporation that was organized under the laws of the State of Maryland on March 18, 2005, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”), as a closed-end, diversified management investment company. The Fund has an interval fund structure pursuant to which the Fund will, subject to Maryland law, conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. Please see “Annual Repurchases of Securities” on page 28 of this prospectus. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s termination date is on or about October 21, 2010. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company and terminate in an orderly fashion. The Fund expects to commence its investment operations on or about September 30, 2005. The Fund’s principal office, including its office for service for process, is located at 4 World Financial Center, 5th Floor, New York, NY 10080.

THE OFFERING

The Fund is offering 9,250,000 shares of its common stock at an initial offering price of $20.00 per share, which price includes a sales load of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional 1,387,500 shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $176,675,000 (or approximately $203,176,250 assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be $370,000 and the deduction of the sales load. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take approximately one month to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objective. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek leveraged returns on the CBOE S&P 500® BuyWrite IndexSM (the “BXM Index”), less fees and expenses. The Fund will seek to employ leverage to increase the volatility of the Fund’s investment portfolio to approximate the volatility of the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500® Index” or the “Index”), subject to the limitation that the amount of leverage employed by the Fund is not expected to exceed 60% of the Fund’s net assets. The BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the S&P 500® Index, weighted in the same proportions as the S&P 500® Index (the “S&P 500® Index Stocks”), and writing (selling) one-month call options on the S&P 500® Index. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

General.    The Fund will pursue its investment objective principally through a two part strategy. First, the Fund will use the proceeds of this offering to (i) purchase all of the common stocks included in the S&P 500® Index weighted in the same proportions as the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise the Index, and (ii) write (sell) one-month call options on the S&P 500® Index (“Written Options”) each calendar month during the term of the Fund. Second, on an approximately annual basis the Fund will enter into swap contracts on the BXM Index that are intended to provide the Fund with leveraged exposure to the return of the BXM Index. The Fund expects to enter into swap contracts with at least two counterparties and only with counterparties that are rated A3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or A- or better by Standard and Poors® (“S&P”) (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. Although the Fund intends to seek this leveraged exposure through swap contracts, the Fund may in the future seek to obtain such leveraged exposure through other types of transactions, including futures, options, and forward contracts on the S&P 500® Index (these transactions, including swap contracts on the S&P 500® Index, are collectively referred to as “Leveraging Transactions”), subject to the requirements of the Investment Company Act.

Written Options.    The first part of the Fund’s investment strategy involves the Fund’s writing (selling) the Written Options each calendar month during the term of the Fund. The Written Options will have an aggregate “notional amount” approximately equal to the sum of the then net asset value of the Fund’s stock portfolio. The Written Options that the Fund writes in any month will have a strike price equal to the then prevailing level of the S&P 500® Index or at the next highest available strike price and will expire in the next calendar month.

By writing a call option on the S&P 500® Index, the Fund receives cash premiums from the purchaser of the option. In exchange, the Fund provides the purchaser with the right to potentially receive a cash payment from the Fund equal to any appreciation in the cash value of the S&P 500® Index over the strike price on the expiration date of the Written Option.

While the Fund will receive premiums from the Written Options, by writing a covered call option, the Fund gives up any potential increase in value of the S&P 500® Index above the strike price specified in a Written Option through the expiration date of the option.

Leveraging Transactions.    The second part of the Fund’s investment strategy involves engaging in Leveraging Transactions in a manner designed to provide leveraged exposure to the return of the BXM Index. The Leveraging Transactions will enable the Fund to potentially outperform the BXM Index (less fees and expenses) when the performance of the BXM Index is positive. The Fund will underperform the BXM Index when the Index’s performance is negative or insufficient to compensate for the fees and expenses of the Fund (including the costs inherent in the Leveraged Transactions themselves). Please refer to “Risk Factors and Special Considerations—Principal Risks—Risk of Leverage” on page 20 of this prospectus. The amount of leverage the Fund seeks to employ will be determined by the Fund’s subadviser, PEA Capital LLC (the “Subadviser”). This determination will generally be made on an annual basis, but may be evaluated, and modified, more frequently. The goal in determining the amount of leverage that the Fund will use is to increase the volatility of the Fund’s returns (taking into account the Written Options described above, which otherwise reduce the volatility of the Fund’s returns) such that they replicate approximately the volatility of the S&P 500® Index. Historically, beginning in June 1, 1988 (the inception of the BXM Index) and ending in December 2004, using year-end annual observations, the volatility of the S&P 500® Index has generally fluctuated between 140% and 150% of the volatility of the BXM Index. The Fund normally will employ leverage sufficient to seek to replicate approximately this level of volatility of returns until the Subadviser next measures the volatility of the S&P 500® Index. Please refer to “Risk Factors and Special Considerations—Principal Risks—Equity Securities Risk” on page 20 of this prospectus. In its first year of operations, it is expected that the amount of leverage employed by the Fund through the Leveraging Transactions will be between 45% and 50% of the Fund’s net assets. Over the life of the Fund, the amount of leverage employed by the Fund is not expected to exceed 60% of the Fund’s net assets. The use of Leveraging Transactions will require the Fund to segregate assets in an amount equal to the Fund’s exposure created by the Leveraging Transactions, and the segregated assets may not be used for other operational purposes. For example, in the case of swap contracts, which are marked to market daily, this amount will equal the Fund’s net obligations under the swap contracts.

Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in common stocks of companies that comprise the S&P 500® Index (or other investments, such as S&P 500® Index futures contracts, that have economic characteristics similar to the securities that comprise that Index). In addition, under normal circumstances at least 80% of the Fund’s net assets (including the proceeds of any borrowings) will be subject to Written Options. These 80% policies are not fundamental policies and therefore may be changed without your approval. However, we will not change or modify these policies unless we provide you with at least 60 days’ prior written notice.

Who Should Invest.    The Fund is designed for investors who believe that the performance of the S&P 500® Index generally will be flat to moderately positive over the next five years. Because the potential exposure to appreciation in the Index is limited by the Written Options, a stockholder will not participate in any return on the Index if the return exceeds the strike price of any option written in that month. Conversely, Fund stockholders will generally experience negative returns (plus fees and expenses) if the S&P 500® Index declines in any month. While such negative returns will be reduced to some extent by the premium income that the Fund receives from the Written Options, the use of leverage will cause investors to lose more money in adverse environments than would have been the case without leverage.

The Fund anticipates that it will take up to approximately one month to invest the net proceeds of this offering in accordance with the Fund’s investment strategy described above.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved.

About the BXM Index and the S&P 500® Index

The BXM Index was developed by the CBOE in cooperation with Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“S&P®”). As noted earlier, the BXM Index is a passive, total return index that is based on buying the common stocks of all of the companies included in the S&P 500® Index, weighted in the same proportions as the S&P 500® Index, and writing (selling) one-month call options on the S&P 500® Index. The BXM Index assumes that these call options are written on the third Friday of each month and expire in the next calendar month after they are written. These options are exchange-traded, and the strike price specified in each option will be equal to the then prevailing level of the S&P 500® Index or the next highest available strike price, based on the current terms for comparable exchange-traded options. If exchange-traded call options are then available with a strike price equal to the prevailing level of the S&P 500® Index, the call options will be written at the prevailing level of the S&P 500® Index; if exchange-traded call options are then not available with a strike price equal to the prevailing level of the S&P 500® Index, the call options will be written at the next strike price that exceeds the prevailing level of the S&P 500® Index. The BMX Index assumes that the call options are held until their expiration and, to the extent the prevailing price of the S&P 500® Index exceeds the strike price, cash settled, at which time a new one-month call option is written. The S&P 500® Index is usually considered the benchmark for U.S. equity security performance. It consists of 500 of the most widely held U.S.-based common stocks from a diverse range of industries that have been selected by S&P® for their market size, liquidity and sector representation. These stocks represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500® Index is weighted by its total market value relative to the total market value of all securities in the S&P 500® Index.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. “BXM” is a trademark of the CBOE. These marks have been licensed for use by IQ Investment Advisors LLC and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by S&P® or the CBOE, and neither S&P® nor the CBOE makes any representation regarding the advisability of investing in the Fund. Neither S&P® nor the CBOE makes any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. S&P® makes no representation or warranty about the ability of the S&P 500® Index to track general stock market performance. S&P’s® and the CBOE’s only relationship to the Fund is the licensing of certain trademarks and trade names. The S&P 500® Index and the BXM Index are determined, composed and calculated by S&P® and the CBOE, respectively, without regard to the Fund. S&P® and the CBOE have no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index and the BXM Index, respectively. Neither S&P® nor the CBOE is responsible for, and neither S&P® nor the CBOE, has participated in the determination of the prices, amount or the timing of the issuance or sale of shares of the Fund. Neither S&P® nor the CBOE has any obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P®, with respect to the S&P 500® Index, and the CBOE, with respect to the BXM Index, do not guarantee the accuracy and/or the completeness of the S&P 500® Index or the BXM Index or any data included therein and S&P® and the CBOE shall have no liability for any errors, omissions or interruptions therein. S&P® and the CBOE make no warranty, express or implied, as to the results to be obtained by a licensee, owners of the Fund, or any other person or entity from the use of the S&P 500® Index and the BXM Index, respectively, or any data included therein. S&P® and the CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index and the BXM Index, respectively, or any data included therein. Without limiting any of the foregoing, in no event shall S&P® or the CBOE have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

About the Written Options

The call options that the Fund will write (sell) on the S&P 500® Index will be traded on a national securities exchange. They will provide a specific date on which the holder may exercise its rights under the options, and are commonly referred to as “European-style” options. By writing call options on the S&P 500® Index, the Fund receives gains in the form of cash premiums from the purchasers of these options in exchange for providing the purchasers with the right to potentially receive a cash settlement from the Fund equal to any appreciation in the cash value of the S&P 500® Index over the strike price on the expiration date of the Written Option. The Fund is not expected to make a cash payment if the prevailing market value of the S&P 500® Index on an expiration date does not exceed the strike price of the option that the Fund has written.

About Swap Contracts

The Fund seeks to achieve leveraged returns primarily through swap contracts on the BXM Index. The Fund will enter into a series of one-year swap contracts that are frequently referred to as “bullet swaps.” Under a bullet swap contract, the Fund will, at the end of the term of the swap contract, make a payment that is based on a fixed interest rate in exchange for a payment from the swap counterparty that is based on the performance of the BXM Index. Each bullet swap contract will have a term of approximately one year; however, the Subadviser in its discretion may terminate a swap contract prior to its term, subject to a termination fee that is in addition to the Fund’s accrued obligation under the swap contract. At the end of a swap contract’s term, the Fund will enter into a new swap contract.

The Fund’s swap contracts will be over-the-counter instruments—that is, they will not trade on a national securities exchange or electronic market—and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers. On approximately an annual basis, the Fund will enter into a swap contract through a competitive bidding process involving a variety of qualified counterparties. The

Subadviser has been delegated responsibility for evaluating potential swap counterparties and for conducting the annual competitive bidding process. While the Board of Directors generally oversees the operations of the Fund, the Board of Directors does not participate in the selection of swap counterparties, but will receive a report from the Subadviser on the process for selecting the counterparty to a swap contract.

The respective obligations of the Fund and its counterparty under a swap contract will be marked-to-market daily based on the fluctuations of the BXM Index. Upon determining each party’s exposure under the swap, a party to the swap that is out-of-the-money on such date will be required to post collateral in an amount approximately equal to the other party’s exposure under the swap contract. The collateral provided by the Fund or the counterparty will generally consist of highly liquid assets (normally U.S. Government securities or cash) and will be held at the Fund’s custodian in an account for the benefit of the party entitled to the collateral. The party posting the collateral will be required to grant a first priority continuing security interest in the collateral to the other party. In the event the Fund or a counterparty defaults under the swap contract, the non-defaulting party would be allowed to terminate the swap and exercise its remedies in respect of the collateral as provided for under applicable law, including the possibility of liquidating the collateral and applying the proceeds to the amounts payable by the defaulting party. In order to mitigate the risk that a counterparty to a swap contract with the Fund may default, it is expected that the Fund will enter into swap contracts with at least two counterparties and only with counterparties that are rated A3 or better by Moody’s or A- or better by S&P (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. A description of ratings criteria is set out in Appendix A.

The net amount of the excess, if any, of the Fund’s accruing obligations over its accruing entitlements under a swap contract will be maintained in a segregated account by the Fund’s custodian until the swap contract expires and the Fund’s obligations, if any, are settled. The Subadviser will monitor the Fund’s use of swap contracts and will manage the Fund’s portfolio investments to assure that the Fund maintains segregated assets in an amount sufficient to cover the Fund’s exposure created by the use of swap contracts. If the Subadviser believes that the Fund will be unable to maintain assets in an amount sufficient to cover its exposure under a swap contract, the Subadviser will determine, in consultation with the Adviser, the appropriate course of action, which may include the sale of the Fund’s portfolio investments or the termination of the swap contract.

The use of swap contracts is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Temporary Defensive Positions

As the Fund’s investment objective is to seek leveraged returns that are linked to the performance of the BXM Index, less fees and expenses, the Fund does not intend to depart from its investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would act as temporary defensive positions. See “Risk Factors and Special Considerations—Principal Risks—Strategy Risk” on page 21 of this prospectus.

Short-Term Investments

The Fund may use any of its assets, including short-term investments (“Short-Term Investments”), for fund management purposes, including paying fees and expenses of the Fund. Short-Term Investments are short-term debt obligations and similar securities, and include: (1) securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes Short-Term Investments, the Fund may be unable to achieve its investment objective.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investment program as anticipated.

Equity Securities Risk.    A principal part of the Fund’s investment strategy involves investing in the common stocks included in the S&P 500® Index and/or other investments that have economic characteristics similar to the securities that comprise that Index. The value of these investments will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments, and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the S&P 500® Index is declining, the net asset value of the Fund’s shares is expected to decrease.

Risk of Leverage.    The leveraged exposure created by the Fund’s use of Leveraging Transactions presents special risks not associated with funds that do not use leverage and that have a similar investment objective and policies, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Fund’s common stock. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage will magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage will cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage.

There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage will require the Fund to segregate assets to cover its exposure (or, if the Fund borrows money, to maintain asset coverage in conformity with the Investment Company Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell the assets.

Swap Contract Risk.    The Fund seeks to achieve leveraged returns primarily through swap contracts on the BXM Index. In addition to the risk of leverage, swap contracts are subject to risk related to the creditworthiness of the counterparty to the swap contract. In order to mitigate this risk, it is expected that the Fund will enter into swap contracts with at least two counterparties and only with counterparties that are rated A3 or better by Moody’s or A- or better by S&P (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. If there is a default by a counterparty to the swap contract, the Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period, if any. The Fund will have contractual remedies pursuant to the swap contract, but there is no guarantee that the Fund would be successful in pursuing them. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap contracts or to realize amounts to be received under such contracts.

Risk of Writing Call Options.    A principal part of the Fund’s investment strategy involves writing (selling) call options on the S&P 500® Index. This part of the Fund’s strategy subjects the Fund to certain additional risks. The Fund, by writing call options on the S&P 500® Index each month, will give up the opportunity to benefit from potential increases in the value of the common stocks included in the S&P 500® Index (and that are held in the Fund’s portfolio) above the strike prices of the Written Options, but will continue to bear the risk of declines in the value of its common stock portfolio. The premium received from the Written Options may not be sufficient to offset any losses sustained from the volatility of the Fund’s S&P 500® Index Stocks over time.

The Fund will write (sell) options that are traded on national securities exchanges, such as the CBOE. Exchanges may suspend trading of options or futures contracts in volatile markets. If trading is suspended, the Fund may be unable to write (sell) options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

The Fund may vary slightly the times during each calendar month when it writes call options if the Subadviser believes it is in the best interest of the Fund to do so. Varying the timing of when the Fund will write options may not have the intended effect and the Fund may sustain losses.

If the Fund is required to sell investments from its portfolio to make cash settlement on any Written Options that are exercised, such sales may occur at inopportune times, and the Fund will incur transaction costs that increase its expenses.

Strategy Risk.    The Fund’s Adviser and Subadviser anticipate that the Fund’s common stock holdings will replicate the S&P 500® Index and therefore will remain the same until the S&P 500® Index is rebalanced or otherwise changed by the index sponsor, despite any adverse or positive developments concerning a particular issuer, an industry, the economy or the stock market generally. Because the Fund will adjust its portfolio holdings only in response to changes in the S&P 500® Index, the Fund will sell investments without regard to their performance. In addition, because the Fund will purchase and sell its common stock holdings to reflect the composition of the S&P 500® Index, the Fund may be required to sell certain of its better performing investments and replace them with investments that do not have similar or favorable historical price performance.

An investment in the Fund is not the same as an investment linked to the performance of the S&P 500® Index or the stocks underlying the S&P 500® Index. Each Written Option eliminates the Fund’s participation in the appreciation of the S&P 500® Index above the strike price of that call option. Consequently, the Fund will not participate in any appreciation of the S&P 500® Index above the strike price as would an investment linked directly to the S&P 500® Index or a direct investment in the stocks underlying the S&P 500® Index. In general, if the value of the S&P 500® Index increases above the strike price of a Written Option by an amount that exceeds the premium received by the Fund from the sale of the option, the value of a stockholder’s investment in the Fund will be less than the value of a direct investment of the same amount in the S&P 500® Index. While a Written Option will operate to eliminate the Fund’s participation in any increase in the value of the S&P 500® Index above the strike price of that call option, the Fund’s exposure to any decline in the value of the S&P 500® Index will not be limited.

At certain times, with respect to the Fund’s investment in S&P 500® Index Stocks, the Fund may be unable to purchase or hold all of these stocks or hold the stocks in the same proportions as the S&P 500® Index, such as when the S&P 500® Index is rebalanced, or when the Fund needs to sell securities in order to pay its fees and expenses, to make distributions to its stockholders, or for other fund management purposes. In such instances, the Fund may (but is not required to) use derivatives, such as S&P 500® Index futures contracts or swaps, in strategies intended to simulate full investment in the S&P 500® Index Stocks. If these alternative strategies are used, the Fund may not receive the dividends (if any) from the companies in the S&P 500® Index.

General Risks Related to Derivatives.    The Fund’s investment strategy involves the use of the Written Options and swap contracts. The Fund may use other types of derivatives, such as futures and forward contracts, when deemed appropriate by the Subadviser to pursue the Fund’s investment strategy. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, including, but not limited to, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances. In addition, derivatives can make the Fund less liquid and harder to value, especially in declining markets.

Borrowing and Debt Risk.    While it is not presently the intention of the Fund to borrow for investment purposes, the Fund may borrow money from banks or through reverse repurchase agreements, for leverage or for temporary or emergency non-investment purposes, but not in excess of 33 1/3% of the Fund’s total assets. The costs associated with such borrowings may reduce the Fund’s returns. The issuance of debt securities by the Fund would involve offering expenses and other costs. Fluctuations in interest rates on borrowings and short-term debt could reduce cash available for distributions on common stock. In addition, borrowings pursuant to credit agreements may result in the Fund being subject to certain covenants, such as those relating to asset coverage and portfolio composition, which may affect the Fund’s ability to pay distributions on common stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings.

Temporary Defensive Positions.    The Fund will seek to invest in accordance with its investment objective at all times and will not adopt a temporary defensive position to hedge against adverse market conditions.

Semi-Annual Distribution Policy.    The Fund intends to pay a semi-annual distribution of at least approximately 5.5% of the initial public offering price of the Fund’s shares (for a total of at least 11% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. Because the Fund expects to commence its investment operations on or about September 30, 2005, the aggregate semi-annual distributions made during the Fund’s first calendar year of operations are expected to be less than 11% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a semi-annual distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “U.S. Federal Income Tax Considerations” on pages 42 and 43, respectively, of this prospectus.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Annual Repurchase of Securities.    The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing on the NYSE, and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence.

Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act, and the Fund’s Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule or required by Maryland law. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings may reduce the Fund’s returns.

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.”

If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

As with any security, complete loss of investment is possible.

Other Risks

Counterparties.    If the Fund enters into certain derivative transactions or other investments in which the Fund is owed any amounts by the counterparty that are not prepaid or collateralized, the Fund will be exposed to the risk that counterparties to these derivatives and other investments, for whatever reason, will become bankrupt or otherwise fail to honor their obligations, in which case the Fund may obtain only a limited recovery or may obtain no recovery.

Liquidity/Listing of Fund’s Shares.    Although the Fund has applied to list its shares on the NYSE, there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Investments in Other Investment Companies.    The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities.    The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter options, swap contracts, futures and forward contracts, and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” over-the-counter derivative instruments used by the Fund will be considered illiquid unless the over-the-counter derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these over-the-counter option’s agreements. The “cover” for an over-the-counter derivative instrument subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act, and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Advisers pursuant to guidelines approved by the Board. The Advisers take into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Advisers monitor the liquidity of securities in the Fund’s portfolio and report periodically on such decisions to the Board.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Advisers deem it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities.    The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Advisers deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Advisers. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisers will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Advisers to be in the Fund’s interest.

Repurchase Agreements.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Advisers to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Short-Term Investments.    The Fund may, from time to time, manage its cash (for purposes such as paying fees and expenses) by investing all or a part of its assets in short-term, high quality fixed-income securities and money market instruments, or in cash and cash equivalents. These types of investments typically have a lower yield than other longer term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Fund’s losses, they can prevent the Fund from achieving its investment objective.

Segregated Accounts.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including swap contracts and the the purchase of securities on when-issued or delayed delivery basis, forward contracts or reverse repurchase agreements, it will segregate cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund’s portfolio securities, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected market volatility or changes in liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Classify and Issue Additional Stock.    The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities” on page 56 of this prospectus.

Anti-Takeover Provisions.    The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. See “Description of Securities” on page 56 of this prospectus and the Fund’s charter and Bylaws.

*         *         *

The above discussion of the various risks associated with the Fund and its securities is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund has applied to list its shares of common stock on the NYSE under the ticker symbol “BEO” and will be required to meet the NYSE’s continued listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). The Fund has adopted a fundamental policy for its interval fund structure. See “Annual Repurchases of Securities” on page 28 of this prospectus. Subject to such stockholder approval, the Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.	Make investments for the purpose of exercising control or management.

3.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

5.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set out in this prospectus.

7.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation will not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

8.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

9.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under “Investment Strategy” above.

10.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

The Adviser and MLPFS are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions” on page 51 of this prospectus.

ANNUAL REPURCHASES OF SECURITIES

General.    The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund intends to fund repurchase offers from legally available funds by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer approximately 12 to 13 months after the Fund commences operations. The periodic interval between repurchase request deadlines will be approximately 12 months.

Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns. See “U.S. Federal Income Tax Considerations—Sale or Exchange of Fund Shares” on page 44 of this prospectus for certain tax consequences of a repurchase of shares of common stock by the Fund.

Fundamental Policy Regarding Annual Repurchase Offers.    The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act, and the Fund’s Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by stockholders in response to each repurchase offer (“repurchase request deadline”) will be on approximately the anniversary of the prior year’s repurchase request deadline pursuant to a policy approved by the Board. The date on which the repurchase price for shares is to be determined (the “repurchase pricing date”) shall occur no later than fourteen days after the repurchase request deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act.

Annual Repurchase Offer Procedures.    The Board of Directors will, in the exercise of its duties and subject to applicable law, determine the number of shares subject to a repurchase offer based upon such considerations as market demand and the Fund’s net asset value per share. Under Maryland law, repurchases must be approved by the Board of Directors. A Maryland corporation may not repurchase its shares if, after giving effect to the repurchase, the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due or, generally, the corporation’s total assets would be less than the corporation’s total liabilities. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, either: (1) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding shares, or (2) purchase all shares tendered on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

Repurchase prices will be set at a price equal to the net asset value per share of the Fund as of a specified date that occurs after the repurchase request deadline. This price may be greater or less than the then current market price of the Fund’s shares. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. Payment for tendered shares will be distributed within one week after the repurchase pricing date. All repurchase offer materials are mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares will be held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in the repurchase offer.

While the Fund intends to conduct repurchase offers for its common stock, there is no assurance that conducting repurchase offers will cause the shares to trade at or above net asset value because the market price of the Fund’s shares will be based on, among other things, the Fund’s investment performance and investor perception of the Fund’s overall attractiveness as an investment as compared with alternative investments.

During repurchase offers, net asset value per share is calculated each business day as of the close of business on the NYSE (generally, the NYSE closes at 4:00 pm, Eastern time), on each business day during which the NYSE is open for trading. See “Net Asset Value” on page 50 of this prospectus. Stockholders who wish to obtain the net asset value per share during this period should contact the Fund or their financial advisor.

DIRECTORS AND OFFICERS

The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has held two meetings.

Nominating and Corporate Governance Committee

Each non-interested Director is a member of the Board’s Nominating and Corporate Governance Committee. The principal responsibilities of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to serve as non-interested Directors of the Fund; (ii) to recommend its nominees for consideration by the full Board; (iii) to evaluate annually the qualification of current Directors (both interested and non-interested Directors) who are eligible for re-election to the Board of Directors; (iv) to develop and recommend to the full Board a set of corporate governance principles for the Fund; and (v) to conduct, for the full Board’s review, an annual evaluation of the performance of the Board and each committee, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Directors and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by stockholders. Since the Fund has been incorporated, the Nominating and Corporate Governance Committee has held no meetings.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management L.P. (“FAM”) and Merrill Lynch Investment Managers, L.P. (“MLIM”) (collectively, “IQ Advisors-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(1) and Age of Director	Position(s)(2) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Alan R. Batkin (60)	Director & Chairman of the Board	Since July 2005	Vice-Chairman, Kissinger Associates, Inc., a consulting firm (1990 to present).	6	Hasbro, Inc.; Overseas Shipholding Group, Inc.; Cantel Medical Corp.; and Diamond Offshore Drilling, Inc.

Paul Glasserman (42)	Director & Chairman of Audit Committee	Since July 2005	Professor, Columbia University Business School (1991 to present); Senior Vice Dean since July 2004.	6	None

Steven W. Kohlhagen (57)	Director	Since July 2005	Retired since August 2002; Managing Director, Wachovia National Bank and its predecessors (1992-2002).	6	None

William J. Rainer (59)	Director & Chairman of Nominating and Corporate Governance Committee	Since July 2005	Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 to November 2004); Chairman, U.S. Commodity Futures Trading Commission (1999-2001).	6	None

(1)	The address of each Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(2)	Each of the non-interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.
(3)	Each Director serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Certain biographical and other information relating to the Director who is an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) is set out below, including his age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in IQ Advisors-Affiliate Advised Funds and public directorships held.

Biographical Information of the Interested Director(1) of the Fund

Name, Address(2) and Age of Director	Position(s) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ Advisors- Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Andrew J. Donohue (54)	Director & Chief Legal Officer	Since July 2005	IQ Investment Advisors LLC, Chief Legal Officer since 2004; Global General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel, OppenheimerFunds, Inc.	7	None

(1)	Mr. Donohue is an interested Director because of his position as an employee of the Adviser and its affiliates.
(2)	The address of Mr. Donohue is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(3)	Mr. Donohue serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (39)	President	Since July 2005	IQ Investment Advisors LLC, President since April 2004; MLPFS, First Vice President, Head of Global Private Client Market Investments and Origination since 2003; MLPFS, First Vice President, Head of Structured Products Origination and Sales (2001-2003); MLPFS, Director, Head of Structured Products Origination (1997-2001).

Donald C. Burke (43)	Vice President, Treasurer & Secretary	Since July 2005	IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.

Andrew J. Donohue (54)	Chief Legal Officer	Since July 2005	IQ Investment Advisors LLC, Chief Legal Officer since December 2004; Global General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel, OppenheimerFunds, Inc.

Jeffrey Hiller (53)	Chief Compliance Officer	Since July 2005	IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the SEC’s Division of Enforcement in Washington, DC from 1990 to 1995.

Justin Ferri (30)	Vice President	Since July 2005	IQ Investment Advisors LLC, Vice President since 2005; MLPFS, Vice President, Global Private Client Group Market Investments & Origination since 2005; MLPFS, Vice President, Head Global Private Client Rampart Equity Derivatives from 2004 to 2005; MLPFS, Vice President, Co-Head Global Private Client Domestic Analytic Development from 2002 to 2004; mPower Advisors LLC, Vice President, Quantitative Development from 1999 to 2002.

Jay M. Fife (35)	Vice President	Since July 2005	MLIM, Director since 2000; MLPFS, Director (2000) and Vice President (1997-2000).

Colleen R. Rusch (37)	Vice President	Since July 2005	MLIM, Director since January 2005; Vice President of MLIM (1998-2004).

(1)	The address of each executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2004 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Andrew J. Donohue	None	None

Non-Interested Directors:
Alan R. Batkin	None	None
Paul Glasserman	None	None
Steven W. Kohlhagen	None	None
William J. Rainer	None	None

As of the date of this prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors for the fiscal year ending December 31, 2005 and the aggregate compensation paid to them from all the registered IQ Advisors-Affiliate Advised Funds for the calendar year ended December 31, 2004.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Total Compensation from the Fund and Fund Complex Paid to Each Non-interested Director(2)
Alan R. Batkin(3)	$10,208	None	$30,417
Paul Glasserman	$9,167	None	$30,417
Steven W. Kohlhagen	$9,167	None	None
William J. Rainer	$9,167	None	$30,417

(1)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.
(2)	Each non-interested Director currently serves as a director for six funds (including the Fund) in the IQ Investment Advisors fund complex. Mr. Donohue currently serves as a director of a fund advised by an affiliate of the Adviser in addition to serving as a director of six funds (including the Fund) in the IQ Investment Advisors fund complex.
(3)	Chairman of the Board of Directors.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a recently formed entity that is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. The Adviser has a limited operating history and as of July 31, 2005 had approximately $1.1 billion worth of assets under management. However, affiliates of the Adviser, including MLIM, as of July 31, 2005 had a total of approximately $4.2 billion in investment company and other portfolio assets under management. The principal business address of the Adviser is 4 World Financial Center, 5th Floor, New York, NY 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as sub-adviser with respect to portfolio implementation.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of .90% of an aggregate of the Fund’s average daily net assets plus any borrowings for investment purposes, but excluding any net assets attributable to Leveraging Transactions (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Initial Approval of Management Agreement

The Board of Directors of the Fund, including a majority of the non-interested Directors of the Fund, has the responsibility under the Investment Company Act to approve the Fund’s proposed Management Agreement for its initial two-year term and for one-year renewal terms thereafter at meetings of the Board called for the purpose of voting on such initial approval or renewals. In addition, the Fund’s Board of Directors will receive, review and evaluate information concerning the services and personnel of the Adviser and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis will be placed on information concerning profitability, comparability of fees, total expenses and the Fund’s investment performance at any future meeting at which a renewal of the Management Agreement is considered, the process of evaluating the Adviser and the Fund’s investment advisory and administrative arrangements is an ongoing one. In this regard, the Board’s consideration of the nature, extent and quality of the services to be provided by the Adviser under the Management Agreement will include deliberations at future quarterly meetings.

At a Board meeting held on July 11, 2005, all of the Directors present at the meeting, including the non-interested Directors, approved the Management Agreement for an initial two-year term. In considering whether to approve the Management Agreement, the Fund’s Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund and from the Adviser which: (i) included information concerning the services that will be rendered to the Fund by the Adviser and the Adviser’s affiliates and the fees that will be paid by the Fund to the Adviser and the Adviser’s affiliates, and (ii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for advisory and administrative services to those of other closed-end funds employing a covered call strategy, as defined by Lipper. In particular, the Board considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser.   The Directors reviewed the services that the Adviser would provide to the Fund. In connection with the investment advisory services to be provided to the Fund, the Board of Directors discussed in detail with officers of the Adviser the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. In addition to the investment advisory services to be provided to the Fund, the Board of Directors considered that the Adviser and its affiliates also will provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board of Directors reviewed the compliance and administrative services to be provided to the Fund by the Adviser, including its oversight of the Fund’s day-to-day operations and its oversight of Fund accounting. The Board noted that the Adviser has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services to be provided to the Fund. Based on the presentations on July 11, 2005 and the Board members experience as Board members of other investment companies advised by the Adviser, the Board of Directors concluded that the services to be provided to the Fund by the Adviser under the Management Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Adviser.   Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board did consider the performance history of another fund that is advised by the Adviser and subadvised by the Subadviser, and for which the Directors also serve as members of the board of directors, and that employs a non-leveraged, covered call strategy designed to approximate the performance, less fees and expenses, of the BXM Index (the “BXM Fund”). The Board noted that, although this fund had only three months of performance history, the BXM Fund’s performance, less fees and expenses, closely tracked the performance of the BXM Index over this three-month period. The Board also considered the experience, resources and strengths of the Adviser and its affiliates in managing other investment companies that employ investment strategies similar to the Fund, including the BXM Fund. The Board of Directors considered the innovative nature of the investment product and the creativity of the Adviser in developing the Fund’s investment program. Based on these factors, the Directors determined that the Adviser would be an appropriate investment adviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund.   The Directors also considered the anticipated cost of the services to be provided by the Adviser. Because the Fund is newly formed, had not commenced operations as of July 11, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund. The Directors, however, did discuss with the Adviser its general level of anticipated profitability and noted that the Adviser would provide the Directors with profitability information from time to time after the Fund commences operations.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.   Because the Fund is newly formed and had not commenced operations as of July 11, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Management Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients.   As discussed above in (a) and (c), the Directors compared both the services to be rendered and the fees to be paid under the Management Agreement to other contracts of the Adviser and to other contracts of other investment advisers with respect to other similar closed-end registered investment companies. In particular, the Board of Directors evaluated the Fund’s proposed contractual fee rate for advisory and administrative services as compared to the contractual fee rate of comparable closed-end funds that employ covered call strategies, as defined by Lipper. The Board noted that the BXM Fund (which has the same fee structure as the Fund) was excluded from the Lipper fee comparison and was told that Lipper typically does not provide a fund’s directors with fee comparisons for similar funds that are advised by the fund’s adviser. The Board did not consider compensation paid with respect to accounts other than registered investment companies since the Adviser only utilizes the Fund’s strategy in connection with registered investment companies. In particular, the Board of Directors noted that the Fund’s contractual advisory fee rate at a common asset level placed it in the lowest quintile for the group (that is, at least 80% of funds in the group had a contractual advisory fee that was higher than the Fund’s). The Board of Directors also considered that, both including and excluding investment-related expenses and taxes, the Fund’s projected total expense ratio at a common asset level placed it in the highest quintile for the group (that is, at least 80% of funds in the group had a total expense ratio that was lower than the Fund’s).

The Fund’s Board of Directors then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the underwriting arrangements relating to the initial distribution of Fund shares. The Board of Directors concluded that the Fund would benefit from those services.

Conclusion.   No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors who were present at the July 11, 2005 meeting, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to the Fund, as well as the costs to be incurred and benefits to be gained by the Adviser and its affiliates in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Directors present at the July 11, 2005 meeting, including the non-interested Directors, approved the Management Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

The Subadviser

The Adviser has entered into a Subadvisory Agreement with the Subadviser (together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a limited liability company organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. Founded in 1999, the Subadviser has approximately $4.3 billion of assets under management as of August 31, 2005, involving discretionary management of portfolio securities ($2.0 billion) and the implementation of options strategies ($2.3 billion). The Subadviser is an independent investment advisor providing equity portfolio management expertise to employee benefit accounts (public, corporate and Taft-Hartley), endowments, foundations and investment companies. The Subadviser is located at 1345 Avenue of the Americas, New York, NY 10105.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of .40% of an aggregate of the Fund’s average daily net assets plus any borrowings for investment purposes, but excluding any net assets attributable to Leveraging Transactions. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The Subadvisory Agreement has been structured to operate in the same manner as the Management Agreement and the Subadviser will not be entitled to any fees unless and until the Adviser has received the Management Fee from the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

Initial Approval of Subadvisory Agreement

At a Board meeting held on July 11, 2005, all of the Directors present at the meeting, including the non-interested Directors, approved the Subadvisory Agreement for an initial two year term. In considering whether to approve the Subadvisory Agreement, the Fund’s Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund, and, noting that the Subadviser manages the BXM Fund’s portfolio, took into account materials previously provided to the Directors about the Subadviser and the services that it provides the BXM Fund, which: (i) included information describing the services of the Subadviser and the Subadviser’s affiliates; (ii) included information concerning the portfolio manager; and (iii) outlined the legal duties of the Board under the Investment Company Act. As part of its review of the selection of the Subadviser, the Board engaged in a detailed discussion with the Adviser regarding its selection of the Subadviser, focusing on the benefits of using the same subadviser as the BXM Fund. The Board considered the Subadviser’s experience in managing the portfolio of the BXM Fund and that the Subadviser was one of only a few firms that could efficiently, in the Adviser’s judgment, implement both aspects of the Fund’s investment strategy while abiding by the Investment Company Act, tax and other constraints applicable to the Fund. In particular, the Board also considered the following:

(a) The nature, extent and quality of services to be provided by the Subadviser.   The Directors reviewed the services that the Subadviser would provide to the Fund. In connection with the investment subadvisory services to be provided to the Fund, the Board of Directors discussed in detail with officers of the Adviser the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. The Board of Directors also considered: the favorable history, reputation and background of the Subadviser and the portfolio manager; the Board’s experience with the Subadviser in connection with the BXM Fund; and the Subadviser’s experience in managing three registered investment companies, including the BXM Fund, that employ covered call writing strategies similar to that of the Fund and that together have net assets in excess of $2.8 billion. The Board of Directors concluded that the services to be provided to the Fund by the Subadviser under the Subadvisory Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Subadviser’s Quantitative Investment Team.   Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board did consider the performance history of the BXM Fund and noted that, although this performance history was limited, the BXM Fund was successfully following its investment strategy and, where applicable, tracking its benchmark indices (less fees and expenses). The Board did not consider the Subadviser’s performance with respect to most other accounts it manages, because these accounts might have investment objectives, policies or restrictions different from those of the Fund. The Board further considered the experience, resources and strengths of the Subadviser, its affiliates and the portfolio manager in managing the BXM Fund and other investment companies that employ covered call waiting strategies similar to the Fund. As a result, the Directors determined that the Subadviser would be an appropriate subadviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Subadviser from the relationship with the Fund.   The Directors also considered the anticipated cost of the services to be provided by the Subadviser. Because the Fund is newly formed, the Board did not review and consider any information relating to the Subadviser’s anticipated profitability. Because the Board viewed anticipated profitability as highly speculative given the early stage of the relationship, the Board did not consider the anticipated profitability to the Subadviser separately from its consideration of the appropriateness of the overall fee being charged the Fund for the totality of services being provided.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.   Because the Fund is newly formed and had not commenced operations as of July 11, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors noted generally that because the Subadviser implements similar investment strategies for other funds, the Fund might benefit from any reduction in trading costs that results from the increased scale of the Subadviser’s trading operations. The Directors also noted that the Subadviser’s fees are paid by the Adviser out of its fees and not by the Fund directly. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the initial two-year term of the Subadvisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients.   The Board discussed the services that would be rendered by the Subadviser, and, based on its experience overseeing other subadvised funds, including the BXM Fund, determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to the Board as noted above, including the fact that the subadvisory fee was negotiated with the Adviser on an arm’s length basis, the Board concluded that the subadvisory fee was reasonable for the services being rendered. The Board also concluded that the subadvisory fees appeared reasonable in relation to the fees charged by the Subadviser to other subadvised funds.

The Fund’s Board of Directors then considered the potential direct and indirect benefits to the Subadviser and its affiliates from its relationship with the Fund, including the reputational benefits from managing the Fund. The Board of Directors concluded that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(f) Compliance Matters.   The Board of Directors also considered the Subadviser’s compliance history and compliance procedures, and took into account its prior consideration of these matters in connection with the BXM Fund. The Board discussed with the Fund’s president his recent due diligence meeting with executives of the Subadviser. The Fund’s president reported that the information provided to the Board several months previously in connection with the BXM Fund remained accurate. Based on these discussions, the Board was of the view that the Subadviser had articulated a commitment to maintaining its culture of compliance.

Conclusion.   No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the July 11, 2005 meeting, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Subadviser. As a result, all of the Directors who were present at the July 11, 2005 meeting, including the non-interested Directors, approved the Subadvisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Subadviser—Portfolio Manager

The following individual at the Subadviser has the primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Name	Since	Recent Professional Experience
Greg Tournant	2005	Mr. Tournant is currently the portfolio manager for the Fund and since 2004 has been the portfolio manager for several other funds. From 2001 to 2003, he was a Senior Research Analyst at the Subadviser. Prior to joining the Subadviser in 2001, Mr. Tournant was a Senior Research Analyst at Eagle Asset Management, a division of Raymond James Financial from 1998 to 2001. Before that, Mr. Tournant spent three years as a strategy consultant for McKinsey & Co. and two years as a research analyst for Eagle Asset Management. Mr. Tournant has over eight years of investment management experience.

Other Accounts Managed.    As of August 31, 2005, Mr. Tournant is primarily responsible for the day-to-day portfolio management of the Fund and of the following accounts:

Type Of Account	Number of Accounts	Account Assets
Other registered investment companies	5	$2,921,000,000
Other pooled investment vehicles	0	$0
Other accounts	5	$24,348,000

These accounts do not pay an advisory fee that is based on the performance of an account.

Compensation.    Mr. Tournant’s compensation consists of the following elements:

Base salary.    Mr. Tournant is paid a fixed base salary that is set on an annual basis at a level determined solely by the Subadviser. In setting the base salary for portfolio managers, the Subadviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities. The Subadviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus.    Mr. Tournant is also eligible to receive an annual bonus. The bonus forms the majority of Mr. Tournant’s annual cash compensation and is based on both the Subadviser’s revenues and assets under management, in addition to the performance of Mr. Tournant’s accounts on a pre-tax basis relative to other portfolio managers with the same investment style. For these purposes, no particular index or benchmark is utilized. The Subadviser believes that this incentive aligns the interests of Mr. Tournant and the accounts, the portfolios of which he manages.

Participation in group retirement plans.    Mr. Tournant is eligible to participate in a non-qualified deferred compensation plan, which affords participating employees of the Subadviser the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the non-qualified deferred compensation plan.

Material Conflicts of Interest.    The Subadviser believes that Mr. Tournant’s simultaneous management of the Fund and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. To address these conflicts, the Subadviser has adopted a Trade Allocation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. Under the Subadviser’s Trade Allocation Policy, pre-order indications received by the Subadviser’s trading desk involving the same investment style will be aggregated, as appropriate, consistent with the Subadviser’s obligation to seek best execution for its clients and to reduce brokerage commissions or other costs. While circumstances may require separate transactions, the Subadviser’s policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regard to purchases of portfolio investments.

Beneficial Ownership of Securities.    Mr. Tournant does not beneficially own any stock issued by the Fund.

Regulatory and Litigation Matters Involving the Subadviser

On September 13, 2004, the SEC announced that the Subadviser, and certain of its affiliates, had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies (“open-end funds”) advised, sub-advised or distributed by the Subadviser and certain of its affiliates. In their settlement with the SEC, the Subadviser and such affiliates consented to the entry of an order by the SEC (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Subadviser and such affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Subadviser and such affiliates have been dismissed from the related complaint by the SEC filed on May 6, 2004 in the U.S. District Court in the Southern District of New York.

In a related action, on June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement with the Subadviser and certain of its affiliates in connection with a complaint filed by the New Jersey Attorney General on February 17, 2004 (the “New Jersey Settlement”). In the settlement, the Subadviser and such affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement contained allegations arising out of the same matters that were the subject of the SEC Order regarding market-timing described above.

On September 15, 2004, the SEC announced that the Subadviser and certain of its affiliates had agreed to settle an SEC enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised, sub-advised or distributed by the Subadviser and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on Fund portfolio transactions to pay for so-called “shelf-space” arrangements with certain broker-dealers. In their settlement with the SEC, the Subadviser and such affiliates consented to the entry of an order by the SEC without admitting or denying the findings contained in the order. In connection with their settlement, the Subadviser and such affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, they agreed to pay a civil money penalty of $5 million and to pay a disgorgement of $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest).

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against the Subadviser and certain of its affiliates based on the same circumstances as those cited in the 2004 settlements with the SEC and the New Jersey Attorney General involving alleged “market-timing” activities described above. The West Virginia Complaint alleges, among other things, that the Subadviser and certain of its affiliates improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Subadviser or its affiliates in violation of the open-end funds’ stated restrictions on “market-timing”. As of the date of this prospectus, the West Virginia Complaint has not been formally served upon the Subadviser and certain of its affiliates. The West Virginia Complaint also names numerous other defendants, unaffiliated with the Subadviser and its affiliates in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Since February 2004, the Subadviser and/or certain of its affiliates and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market-timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated mutual funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings involving the Subadviser discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Subadviser believes that other similar lawsuits may be filed in federal or state courts naming the Subadviser and/or its affiliates and employees as defendants.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Subadviser and/or its affiliates, the Subadviser would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/subadviser for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), the Subadviser and certain of its affiliates (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against the Subadviser and/or its affiliates, the Subadviser and/or its affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R. Harris, et al., filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by the Subadviser and certain of its affiliates is currently pending in the federal district court for the Central District of California. The plaintiff alleges that fund trustees, the Subadviser and its affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the Subadviser and its affiliates, compensatory damages and punitive damages. The Subadviser believes that the claims made in the lawsuit against the Subadviser and its affiliates are baseless, and the Subadviser and its affiliates intend to vigorously defend the lawsuit. As of the date hereof, the Subadviser believes a decision, if any, against the defendants would have no material adverse effect on the Fund or the ability of the Subadviser to perform its duties under the subadvisory agreement.

The foregoing speaks only as of the date hereof. There may be additional litigation or regulatory developments in connection with the matters discussed above.

It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund’s shares or other adverse consequences to the Fund and its stockholders. However, the Subadviser believes that these matters are not likely to have a material adverse effect on its ability to perform investment advisory services relating to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix B to this prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DISTRIBUTIONS

The Fund intends to pay a semi-annual distribution of at least approximately 5.5% of the initial public offering price of the Fund’s shares (for a total of at least 11% of the initial public offering price for any given full calendar year). There is no guarantee, however, that these distribution targets will be achieved or exceeded. Because the Fund expects to commence its investment operations on or about September 30, 2005, the aggregate semi-annual distributions made during the Fund’s first calendar year of operations are expected to be less than 11% of the initial public offering price of the Fund’s shares. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. Under Maryland law, the Fund may not make a distribution if, after giving effect to the distribution, the Fund would be unable to pay its indebtedness as the indebtedness becomes due or, generally, the Fund’s total assets would be less than the Fund’s total liabilities. The Fund will make a semi-annual distribution only if authorized by the Fund’s Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund does not expect to rely on the use of leverage in generating proceeds for its semi-annual distributions. The Fund may also pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. Federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “U.S. Federal Income Tax Considerations” on page 43 of this prospectus.

The Fund, along with other closed-end registered investment companies advised by the Adviser and its affiliates, has applied for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder. If granted, the order would permit the Fund to make distributions of long-term capital gains more frequently than is otherwise permitted under the Investment Company Act. If the order is granted, the Fund’s Board of Directors, at its discretion, may consider whether it is in the best interests of the Fund and its stockholders to increase the frequency of the Fund’s distributions (e.g., to monthly or quarterly). No assurance can be given that the SEC will grant this exemptive relief to the Fund or, if exemptive relief is granted, that the Board of Directors will decide to increase the frequency of the Fund’s distributions.

Section 19(a) of the Investment Company Act and Rule 19a-1 of that Act require the Fund under certain circumstances to provide a written statement accompanying any dividend or distribution that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who annually receive the payment of a dividend or other distribution from the Fund may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) of the Investment Company Act and Rule 19a-1 of that Act carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to stockholders, such distribution may impact the Fund’s ability to pay the interest on Fund borrowings, if any should be outstanding.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund is based on the advice of Shearman & Sterling LLP, counsel to the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders will hold shares as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning and disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status.    The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all of its income, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings at the end of each quarter of each taxable year, including the requirement that: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income and short-term (but not long-term) capital gains and at least 90% of its net tax-exempt interest income, if any, in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Distributions.    Fund distributions are generally taxable to stockholders. After the end of each year, a stockholder will receive a tax statement that separates the stockholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) are capital gains dividends. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate the total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions, as described below.

As described under “Distributions” on page 42 of this prospectus, the Fund intends to provide each of its stockholders with a semi-annual distribution of at least approximately 5.5% of the initial public offering price of the Fund’s shares (for a total of at least 11% of the initial public offering price for any given full calendar year), subject to the discretion of the Fund’s Board of Directors out of assets legally available for these distributions. To the extent that the Fund’s distributions for any taxable year (including the semi-annual distributions) exceed the Fund’s current and accumulated earnings and profits, such excess generally will be treated as a return of capital for U.S. federal income tax purposes to the extent of the stockholder’s basis in the shares and thus generally will not be taxable to the stockholder. If a distribution by the Fund is treated as a return of capital, such amount will reduce the stockholder’s adjusted tax basis in the shares and, correspondingly, increase the stockholder’s potential gain or reduce the stockholder’s potential loss from the sale of the shares. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash. See “Automatic Dividend Reinvestment Plan” on page 46 of this prospectus.

If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs.

Sale or Exchange of Fund Shares.    If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from a sale or other disposition of shares generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

A repurchase by the Fund of its shares generally will be treated as a sale of the shares by a stockholder provided that after the repurchase the stockholder does not own, either directly or by attribution under Section 318 of the Code, any of the Fund’s outstanding shares. If, after a repurchase a stockholder continues to own, directly or by attribution, any of the Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such stockholder will be taxable as a dividend to such stockholder. There is a risk that stockholders who do not have any of their shares repurchased in such case would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends.    Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”), in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers.

Although it is not entirely clear, it is expected that the Fund’s ownership of the S&P 500® Index Stocks and the Fund’s sale of the Written Options will constitute a “straddle” for U.S. federal income tax purposes. The Fund intends to elect to identify its ownership of the Stocks and its sale of the Written Options as positions in an “identified mixed straddle” under Section 1092(b)(2) of the Code and, thereby, net the capital gain or loss attributable to the offsetting positions. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the Section 1256 positions (i.e., the Written Options), or all short-term capital gain or loss if attributable to the non-Section 1256 positions (i.e., the Stocks). By virtue of the identified mixed straddle election, the Fund will be required to recognize gain or loss with respect to the Stocks as if such Stocks were sold for their fair market value on the last business day preceding each date on which the Fund sells the Written Options.

Under the Tax Act, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels. Because of the Fund’s sale of the Written Options, however, the Fund will not satisfy the holding period requirements regardless of the period of its actual ownership of the Stocks. Accordingly, distributions in respect of dividends, if any, received by the Fund with respect to the Stocks generally will be taxable to the stockholders as ordinary income distributions and will not constitute qualified dividend income.

Backup Withholding.    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s distributions (if any) may consist of ordinary income dividends and/or capital gains distributions (collectively referred to as “dividends” for purposes of this section). See “Distributions” on page 42 of this prospectus. Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is currently contemplated that the Fund will pay semi-annual income dividends. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Considerations” on page 43 of this prospectus.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the Subadviser, MLPFS and other affiliates of Merrill Lynch for their own accounts and other accounts they manage may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser and Subadviser that may give rise to such conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that each identified conflict of interest will be resolved in favor of the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or the Subadviser and their respective affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Adviser, Subadviser, and their respective affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser, Subadviser, and their respective affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Advisers may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser or its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, the Subadviser, their respective affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Advisers that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Rule 17j-1 of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or Short-Term Instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund, subject to approval by the Board of Directors, may retain an affiliated entity of the Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, Subadviser or their affiliates when one or more clients of the Adviser, Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Fund employs a buy and hold strategy for the investments that it purchases, and will normally write options each month that expire in the following month. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Codes of Ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

UNDERWRITING

The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement among the Fund, the Adviser, the Subadviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite its name below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated	5,000,000
Advest, Inc.	300,000
Ferris, Baker Watts, Incorporated	200,000
HSBC Securities (USA) Inc.	200,000
Ladenburg Thalmann & Co. Inc.	200,000
RBC Capital Markets Corporation	405,000
Stifel, Nicolaus & Company, Incorporated	550,000
Wells Fargo Securities, LLC	575,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	55,000
Robert W. Baird & Co. Incorporated	55,000
William Blair & Company, L.L.C.	55,000
Crowell, Weedon & Co.	55,000
Doft & Co., Inc.	55,000
Dominick & Dominick LLC	55,000
Harris Nesbitt Corp.	55,000
KeyBanc Capital Markets, a division of McDonald Investments Inc.	55,000
Morgan Keegan & Company, Inc.	55,000
Oppenheimer & Co. Inc.	55,000
Piper Jaffray & Co.	55,000
Ryan Beck & Co., Inc.	55,000
SunTrust Capital Markets, Inc.	55,000
Wedbush Morgan Securities Inc.	55,000
Anderson & Strudwick, Incorporated	25,000
Axiom Capital Management, Inc.	25,000
Bishop, Rosen & Co., Inc.	25,000
Brean Murray & Co., Inc.	25,000
Brookstreet Securities Corporation	25,000
Capital Growth Financial, LLC	25,000
Fifth Third Securities, Inc.	25,000
First Montauk Securities Corp.	25,000
First Southwest Company	25,000
GunnAllen Financial, Inc.	25,000
Joseph Gunnar & Co., LLC	25,000
Hoefer & Arnett, Incorporated	25,000
Howe Barnes Investments, Inc.	25,000
Huntleigh Securities Corporation	25,000
Jesup & Lamont Securities Corporation	25,000
Johnston, Lemon & Co. Incorporated	25,000
LaSalle St. Securities, L.L.C.	25,000
Maxim Group LLC	25,000
McGinn, Smith & Co., Inc.	25,000

Underwriter	Number of Shares
Mesirow Financial, Inc.	25,000
Morgan Wilshire Securities, Inc.	25,000
National Securities Corporation	25,000
Newbridge Securities Corporation	25,000
Northeast Securities, Inc.	25,000
David A. Noyes & Company	25,000
Paulson Investment Company, Inc.	25,000
Peacock, Hislop, Staley & Given, Inc.	25,000
Royal Alliance Associates, Inc.	25,000
Sanders Morris Harris Inc.	25,000
The Seidler Companies Incorporated	25,000
Source Capital Group, Inc.	25,000
Southwest Securities, Inc.	25,000
Stanford Group Company	25,000
M.L. Stern & Co., LLC	25,000
Sterne, Agee & Leach, Inc.	25,000
Stone & Youngberg LLC	25,000
Strand, Atkinson, Williams & York, Inc.	25,000
Susquehanna Financial Group, LLLP	25,000
Torrey Pines Securities, Inc.	25,000
J.P. Turner & Company, L.L.C.	25,000
Westminster Financial Securities, Inc.	25,000
Wunderlich Securities, Inc.	25,000

Total	9,250,000

The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

The Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $.60 per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share to other dealers. There is a sales load or underwriting discount of $.90 per share, which is equal to 4.5% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before September 30, 2005.

The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$185,000,000	$212,750,000
Sales load	$.90	$8,325,000	$9,573,750
Proceeds, before expenses, to the Fund	$19.10	$176,675,000	$203,176,250

The expenses of the offering, excluding sales load, are estimated at $370,000 and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to 1,387,500 additional shares at the public offering price less the sales load. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund has applied to list its shares on the NYSE under the symbol “BEO.” In order to meet the requirements for the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that MLPFS and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than MLPFS may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions” on page 51 of this prospectus. MLPFS is an affiliate of the Adviser.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 5th Floor, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

General.    The charter provides that the Fund may issue up to 100,000,000 shares of common stock, $.001 par value per share (“Common Stock”). Upon completion of this offering, approximately 9,255,236 shares of Common Stock will be issued and outstanding, including the shares issued to MLIM as initial stockholder of the Fund. The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Limited Existence of the Fund.    The charter of the Fund provides that the Fund will terminate on the later of October 21, 2010 or such other date on which the conditions set forth with respect to cessation of existence of a Maryland corporation under the Maryland General Corporation Law are satisfied. Generally, under the Maryland General Corporation Law, a corporation with a limited existence may not terminate until various state and local taxes, if any, are paid. The charter further provides that at such time as may be determined by the Board of Directors in its sole discretion, to facilitate the orderly liquidation of the Fund, the Board of Directors will cause the Fund to liquidate and sell its assets and to take all actions necessary or desirable to wind up its affairs. After payment, satisfaction and discharge of Fund’s existing debts and obligations, including the establishment of any necessary or desirable reserves for expenses of liquidation and contingent liabilities as determined by, or pursuant to the direction of, the Board of Directors, the Board of Directors will cause the Fund to distribute the remaining assets of the Fund to the stockholders in complete liquidation of their interests in the Fund.

In order to extend the existence of the Fund, the Board of Directors must determine that a charter amendment repealing or modifying the termination provisions is advisable and the stockholders must approve the proposed charter amendment by the affirmative vote of the stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. At this time, the Board of Directors has no intention to extend the life of the Fund.

Common Stock.    All shares of Common Stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class and series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.    The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies.    The Fund’s charter and Bylaws provide that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Election and Term of Directors.    Each director shall be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, directors will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors.    The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund earlier than the termination date provided for in the charter or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Outstanding Securities.

The following table sets forth information with respect to the outstanding securities of the Fund as of September 15, 2005.

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding as of September 15, 2005
Common Stock	100,000,000 Shares	0	5,236

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at One Wall Street, New York, NY 10286. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche LLP’s principal business address is located at 750 College Road East, Princeton, New Jersey 08540.

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Shearman & Sterling LLP, New York, New York, counsel to the Fund, and Clifford Chance US LLP, New York, New York, counsel to the underwriters. Shearman & Sterling LLP and Clifford Chance US LLP may rely on the opinion of Venable LLP, Baltimore, Maryland, as to certain matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your financial adviser.

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors of

Enhanced S&P 500® Covered Call Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Enhanced S&P 500® Covered Call Fund Inc. as of September 15, 2005. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Enhanced S&P 500® Covered Call Fund Inc. as of September 15, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Princeton, New Jersey

September 23, 2005

Enhanced S&P 500® Covered Call Fund Inc.

Statement of Assets and Liabilities

September 15, 2005

ASSETS:
Cash	$100,008
Deferred offering costs (Note 1)	418,880

Total assets	518,888

LIABILITIES:
Liabilities and accrued expenses	418,880

NET ASSETS:	$100,008

NET ASSETS CONSIST OF:
Common Stock, par value $.001 per share; 100,000,000 shares Authorized; 5,236 shares issued and outstanding (Note 1)	$5
Paid-in capital in excess of par	100,003

Net Assets-Equivalent to $19.10 net asset value per share based on 5,236 shares of capital stock outstanding (Note 1)	$100,008

Notes to Statement of Assets and Liabilities.

Note 1. Organization

Enhanced S&P 500® Covered Call Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 18, 2005 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and has not had any transactions other than those relating to organizational matters and the sale to Merrill Lynch Investment Managers, L.P. (“MLIM”) of an aggregate of 5,236 shares for $100,008 on September 15, 2005. MLIM and IQ Investment Advisors LLC (the “Adviser”) are indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc.

The Adviser, on behalf of the Fund, will incur all organizational costs estimated at $160,200. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount) exceeds $.04 per share of common stock. As of September 15, 2005, based on an estimated asset size of 10,472,000 shares for $209,440,000, offering costs are estimated at approximately $470,000, of which the Adviser will pay approximately $51,120 and the Fund will pay approximately $418,880. Offering costs relating to the public offering of the Fund’s shares will be charged to capital at the time of issuance of shares.

Note 2. Investment Advisory Arrangements

The Fund has entered into a management agreement with the Adviser. The Adviser will receive a monthly fee from the Fund for investment advisory, management and administrative services to the Fund at an annual rate of 0.90% of the Fund’s average daily net assets plus any borrowings but excluding any net assets attributable to Leveraging Transactions, as defined in the Fund’s prospectus (the “Management Fee”). The Adviser has also entered into a subadvisory agreement with PEA Capital LLC (the “Subadviser”). The Adviser compensates the Subadviser from the Management Fee for certain investment advisory responsibilities at an annual rate of 0.40% of the Fund’s average daily net assets plus any borrowings but excluding any net assets attributable to Leveraging Transactions, as defined in the Fund’s prospectus. Certain officers and/or directors of the Fund are officers and/or directors of the Adviser and MLIM.

Note 3. Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4. Accounting Principles

The Fund’s statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from this statement.

APPENDIX A: DESCRIPTION OF RATINGS CRITERIA

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of the Standard & Poor’s®, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s®”), Debt Ratings

A Standard & Poor’s® issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s® from other sources Standard & Poor’s® considers reliable. Standard & Poor’s® does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s®. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s® does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s® Commercial Paper Ratings

A Standard & Poor’s® commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s® believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s® by the issuer or obtained by Standard & Poor’s® from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s® note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Board of Directors has delegated to IQ Investment Advisors LLC (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of the registered investment companies to which the Investment Adviser provides investment management services, such as the Fund (collectively, the “Funds”). Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each of the Funds and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by each of the Funds. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of each of the Funds are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee will be chaired by the President of the Investment Adviser or his designee (the “Committee Chairman”). The Committee Chairman will be assisted by such other investment professionals of the Investment Adviser as are appointed by the Committee Chairman. The Committee shall also consist of investment analysts appointed by the Committee Chairman who have experience with the investment strategies of the Funds, and such other personnel with investment or other relevant experience, as the Committee Chairman deems appropriate. No employees of the Investment Adviser whose responsibilities relate primarily to marketing or sales may serve as a member of the Committee. One member of the Investment Adviser’s Legal Advisory group, selected by the Chief Legal Officer of the Investment Adviser, will serve as a non-voting member of the Committee and shall serve as the Committee’s Secretary and principal legal counsel.

The Committee determines how to vote the proxies of each of the Funds that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of each of those Funds and are free from unwarranted and inappropriate influences. The Committee has established proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from the Investment Adviser’s investment personnel, any subadviser’s personnel, proxy voting services or other knowledgeable interested parties (the “Guidelines”). It is expected that the Committee will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for each of the Funds and in accordance with the Guidelines. The Guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum present. In addition, the Committee will be responsible for ensuring that all reporting and record keeping requirements related to proxy voting are fulfilled.

If the Committee determines that a proxy voting issue is not contemplated by the Guidelines the Committee may elect to adopt a common position for each of the Funds with respect to such proxy vote, and may seek the advice of each of the Funds’ portfolio manager to assist in making decisions on how best to maximize economic value for each of the Funds for which they are responsible (similar to normal buy/sell investment decisions made by such Fund’s portfolio managers).

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and record keeping. ISS will also assist the Fund in fulfilling its reporting and record keeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its Guidelines (or if the particular proxy matter is not addressed by the Guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the Committee Chairman (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the Committee Chairman. The Committee Chairman shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of each of the Funds or, if the proxy matter is, in their judgment, akin to an investment decision, confer with the applicable subadviser and its portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal Guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

The Committee has determined that it is appropriate and in the best interests of the Funds to adopt the following Guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. In general, the Committee will vote proxies in accordance with the Guidelines unless: (1) the subject matter of the vote is not covered by the Guidelines or (2) a material conflict is present.

The Investment Adviser has adopted the Guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings. In general, the Committee will favor proposals promoting transparency and accountability within a company.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s board of directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Through and including October 22, 2005 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

9,250,000 Shares

Enhanced S&P 500® Covered Call Fund Inc.

Common Stock

$20.00 per Share

PROSPECTUS

Merrill Lynch & Co.

Advest, Inc.

Ferris, Baker Watts

Incorporated

HSBC

Ladenburg Thalmann & Co. Inc.

RBC Capital Markets Corporation

Stifel, Nicolaus & Company

Incorporated

Wells Fargo Securities

September 27, 2005

IQ-BEO-RHPRO-0905